Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
American Physicians Assurance Corporation Retirement Plan
East Lansing, Michigan
We hereby consent to the incorporation by reference in the Registration Statement on Form S 8 (No. 333-56428) of our report dated June 29, 2010, relating to the financial statements and supplemental schedules of American Physicians Assurance Corporation Retirement Plan which appear in this Form 11 K.
/s/ BDO SEIDMAN, LLP
Grand Rapids, Michigan
June 29, 2010

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